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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 6, 2006

                          TRACEGUARD TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                  000-50329                   98-0370398
(State or Other Jurisdiction   (Commission File             (I.R.S. Employer
       of Incorporation)            Number)              Identification Number)

                330 Madison Avenue, 9th Floor, New York, New York
            10017 (Address of principal executive offices)(zip code)

                                 (866) 401-5969
              (Registrant's telephone number, including area code)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              Jeffrey Fessler, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On July 6, 2006, TraceGuard Technologies Ltd. (the "Subsidiary") entered into an amendment to the agreement with Dr. Ehud Ganani, initially entered into on May 7, 2006. Pursuant to the amendment Dr. Ganani will forego the grant of an aggregate of 990,000 stock options of TraceGuard Technologies, Inc. (the "Company") in exchange for the grant of 550,000 restricted stock units in accordance with the 2006 Global Stock Incentive Compensation Plan adopted by the Company.

      On July 6, 2006, the Subsidiary entered into an employment agreement with David Ben Yair effective June 1, 2006 pursuant to which Mr. Ben Yair serves as Chief Financial Officer of the Subsidiary until the termination of the agreement, in accordance with its terms, or the death or disability of Mr. Ben Yair. Mr. Ben Yair shall receive a monthly salary of 30,000NIS and an annual bonus of up to 90,000NIS upon achieving certain performance objectives. Mr. Ben Yair will be issued 170,000 restricted stock units of the Company in accordance with the 2006 Global Stock Incentive Compensation Plan adopted by the Company.

      On July 6, 2006, the Subsidiary entered into an employment agreement with Gil Perlberg effective June 1, 2006 pursuant to which Mr. Perlberg serves as Vice President Product Management & Engineering of the Subsidiary effective June 1, 2006 until the termination of the agreement, in accordance with its terms, or the death or disability of Mr. Perlberg. Mr. Perlberg shall receive a monthly salary of 40,000NIS and an annual bonus of up to 120,000NIS upon achieving certain performance objectives. Mr. Perlberg will be issued 170,000 restricted stock units of the Company in accordance with the 2006 Global Stock Incentive Compensation Plan adopted by the Company.

      On July 6, 2006, the Subsidiary entered into an amendment to an agreement entered into on February 15, 2006 with M.S. Materials Ltd. pursuant to which the Subsidiary engaged M.S. to render it advisory and consulting services through its employee Dr. Fredy Ornath. The amendment, among other things, changed the number of options to be granted to M.S. from 1,200,000 to 1,080,000.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

EXHIBIT NUMBER    DESCRIPTION
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10.1              First Amendment to Agreement, dated July 6, 2006, by and
                  between TraceGuard Technologies Ltd. and Dr. Ehud (Udi)
                  Ganani.

10.2 Employment Agreement, dated July 6, 2006, by and between TraceGuard Technologies Ltd. and David Ben Yair.

10.3 Employment Agreement, dated July 6, 2006, by and between TraceGuard Technologies Ltd. and Gil Perlberg.

10.4 First Amendment dated July 6, 2006 to Consulting Agreement dated as of February 15, 2006 by and between Traceguard Technologies Ltd. and M.S. Materials Ltd.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TRACEGUARD TECHNOLOGIES, INC.


Dated: July 7, 2006                    By:  /s/ David Ben Yair
                                            --------------------------------
                                       Name:    David Ben Yair
                                       Title:   Chief Financial Officer



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